Class A: GWIAX Class C: GWICX Institutional: GWIIX Class IR: GWIRX
Before you invest, you may want to review the Goldman Sachs Korea Equity Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent annual reports to shareholders, online at www.goldmansachsfunds.com/summaries. You can also get this information at no cost by calling 800-526-7384 or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and SAI, both dated April 29, 2011 are incorporated by reference into this Summary Prospectus.
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 34 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-78 of the Fund’s SAI.
SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class C	Institutional	Class IR

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	1.0%	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Institutional	Class IR

Management Fees	1.10%	1.10%	1.10%	1.10%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses[2]	1.55%	1.55%	1.40%	1.55%

Total Annual Fund Operating Expenses	2.90%	3.65%	2.50%	2.65%
Expense Limitation[3]	(1.00)%	(1.00)%	(1.00)%	(1.00)%

Total Annual Fund Operating Expenses After Expense Limitation[3]	1.90%	2.65%	1.50%	1.65%

[1]	A contingent deferred sales charge (“CDSC”) of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

[2]	The Fund’s “Other Expenses” have been estimated to reflect expenses expected to be incurred during the first fiscal year.

[3]	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.364% of the Fund’s average daily net assets through at least April 29, 2012, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

Asset Management

2     SUMMARY PROSPECTUS — GOLDMAN SACHS KOREA EQUITY FUND
EXPENSE EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class A, Class C, Institutional and/or Class IR Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional and/or Class IR Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Class A Shares	$732	$1,309

Class C Shares
– Assuming complete redemption at end of period	$368	$1,025
– Assuming no redemption	$268	$1,025

Institutional Shares	$153	$683

Class IR Shares	$168	$728

PORTFOLIO TURNOVER
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but will be reflected in the Fund’s performance.
PRINCIPAL STRATEGY
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) (“Net Assets”) in a portfolio of equity investments that are tied economically to Korea or in issuers that participate in the markets of Republic of Korea (referred to in this prospectus as “Korea”, or “South Korea”). The Investment Adviser considers an equity investment to be tied economically to Korea if the investment is included in an index representative of Korea, the investment’s returns are linked to the performance of such an index, or the investment is exposed to the economic risks and returns of Korea.
An issuer participates in the markets of Korea if the issuer:
▪	Has a class of its securities whose principal securities market is in Korea;

▪	Is organized under the laws of, or has a principal office in Korea;

▪	Derives 50% or more of its total revenue from goods produced, sales made or services provided in Korea; or

▪	Maintains 50% or more of its assets in Korea.
The Fund expects to invest primarily in equity securities, including common or ordinary stocks, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depository Receipts (“EDRs”), preferred stock, convertible securities, investment companies (including other mutual funds or exchange-traded funds (“ETFs”)), and rights and warrants. The Fund’s equity investments may also include equity swaps, equity index swaps, futures, participation notes, options and other derivatives and structured securities to gain broad access to markets that may be difficult to access via direct investment in equity securities. Only securities open to U.S. investors are eligible for investment by the Fund.
The Fund’s investments are selected using a strong valuation discipline based on industry specific metrics, to purchase what the Investment Adviser believes are well-positioned, cash-generating businesses run by shareholder-oriented management teams. From a valuation perspective, the Investment Adviser generally looks for companies where its proprietary estimate of their earnings, asset value or cash flow is meaningfully different from consensus; or where the Investment Adviser believes growth in intrinsic value is not reflected in the share price. Allocation of the Fund’s investments is determined by the Investment Adviser’s assessment of a company’s upside potential and downside risk, how attractive it appears relative to other holdings, and how the addition will impact sector and industry weightings. The largest overweights are given to companies the Investment Adviser believes have the most upside return potential relative to their contribution to overall portfolio risk. The Fund’s investments may include companies of all capitalization sizes.
The Fund will not invest more than 25% of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry, except that, to the extent that an industry represents 20% or more of the Fund’s benchmark index at the time of investment, the Fund may invest up to 35% of its assets in that industry. The Fund may invest in the aggregate up to 20% of its Net Assets in investments in developed countries and emerging countries other than Korea, including non-investment grade fixed income securities.
THE FUND IS “NON-DIVERSIFIED” UNDER THE INVESTMENT COMPANY ACT OF 1940 (“INVESTMENT COMPANY ACT”), AND MAY INVEST MORE OF ITS ASSETS IN FEWER ISSUERS THAN “DIVERSIFIED” MUTUAL FUNDS.
PRINCIPAL RISKS OF THE FUND
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

3     SUMMARY PROSPECTUS — GOLDMAN SACHS KOREA EQUITY FUND
Currency Risk. Changes in currency exchange rates may adversely affect the value of the Fund’s securities denominated in foreign currencies. Currency exchange rates can be volatile. The Fund may from time to time attempt to hedge all or a portion of its currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Fund may be worse off than if it had not used a hedging instrument.
Depositary Receipts Risk. Foreign securities may trade in the form of depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively, “Depositary Receipts”). In addition to the risks inherent in the underlying securities represented by the Depositary Receipts, in some situations there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions involving the foreign issuer in a timely manner. Also, a lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers.
Derivatives Risk. Loss may result from the Fund’s investments in equity swaps, equity index swaps, futures, participation notes, options and structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.
Emerging Countries Risk. The securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.
Foreign Risk. Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information and less economic, political and social stability in these countries. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody.
Industry Concentration Risk. The Fund will not invest more than 25% of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry, except that, to the extent that an industry represents 20% or more of the Fund’s benchmark index at the time of investment, the Fund may invest up to 35% of its assets in that industry. Concentrating Fund investments in a limited number of issuers conducting business in the same industry will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments affecting that industry than if its investments were not so concentrated.
Korea Risk. Investing in Korea may involve a higher degree of risk and special considerations not typically associated with investing in more established economies or securities markets. The Fund’s investment exposure to Korea may subject the Fund, to a greater extent, to the risks of adverse securities markets, exchange rates and social, political, regulatory, economic, or environmental events and natural disasters which may occur in Korea. The economy, industries, and securities and currency markets of Korea may be adversely affected by protectionist trade policies, slow economic activity worldwide, political and social instability, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the U.S. In particular, South Korea’s relations with North Korea remain tense and volatile, particularly as North Korea appears to continue to develop nuclear and other military capabilities. Military action or the risk of military action, or strains on the economy of North Korea, could have an adverse effect on South Korea and the Fund. The market capitalization and trading volume of issuers in South Korean securities markets are concentrated in a relatively small number of issuers, resulting in substantially less liquidity and greater price volatility and potentially fewer investment opportunities for the Fund. The economy of South Korea is heavily reliant on international trade, and it is sensitive to the economic health of its trading partners and the world economy. Downturns in worldwide economic activity have at times led to capital outflows from South Korea, resulting in deterioration of the currency and financial and credit markets. South Korea’s aging population and rigid labor relations are also risks to the country’s long-term economic viability. South Korea is dependent on foreign sources for its energy needs, and a significant increase in energy prices could have an adverse impact on its economy.
Liquidity Risk. The Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.
Market Risk. The value of the instruments in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions.
Mid-Cap and Small-Cap Risk. The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.
NAV Risk. The net asset value (“NAV”) of the Fund and the value of your investment may fluctuate.

4     SUMMARY PROSPECTUS — GOLDMAN SACHS KOREA EQUITY FUND
Non-Diversification Risk. The Fund is non-diversified and is permitted to invest more of its assets in fewer issuers than a “diversified” mutual fund. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.
Participation Notes Risk. Participation notes are designed to track the return of a particular underlying equity or debt security, currency or market. Investments in participation notes involve the same risks associated with a direct investment in the underlying security, currency or market that they seek to replicate. The Fund has no rights under participation notes against the issuer of the underlying security and must rely on the creditworthiness of the counterparty to the transaction.
Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.
PERFORMANCE
As the Fund had not yet commenced investment operations as of the date of this Prospectus, there is no performance information quoted for the Fund.
PORTFOLIO MANAGEMENT
Goldman Sachs Asset Management International is the investment adviser for the Fund (the “Investment Adviser” or “GSAMI”).
Portfolio Managers: Rick Loo, CFA, Executive Director, Portfolio Manager— Singapore, has managed the Fund since 2011.
BUYING AND SELLING FUND SHARES
The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $10,000,000 for individual investors and $1,000,000 alone or in combination with other assets under the management of GSAMI and its affiliates for certain other types of investors. There may be no minimum for initial purchases of Institutional Shares for certain retirement accounts or for initial purchases of Class IR Shares.
The minimum subsequent investment for Class A and Class C shareholders is $50, except for Employer Sponsored Benefit Plans, for which there is no minimum. There is no minimum subsequent investment for Institutional or Class IR shareholders.
You may purchase and redeem (sell) shares of the Fund on any business day through certain brokers, registered investment advisers and other financial institutions (“Authorized Institutions”).
TAX INFORMATION
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax-deferred arrangements may become taxable upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through an Authorized Institution, the Fund and/or its related companies may pay the Authorized Institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Authorized Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Authorized Institution website for more information.
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